------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 May 1, 1998


                       FIRSTPLUS Investment Corporation
           ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Nevada                   Not Applicable         75-2596063
 ------------------------------    --------------         -----------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
          of Incorporation)        File Number)        Identification No.)


     3773 Howard Hughes Parkway
              Suite 300N
           Las Vegas, Nevada                                 89109
       --------------------------                      -------------------
         (Address of Principal                              (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (702) 866-2236


                             No Change
    --------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)



     Item 5.  Other Events.  The following press release issued by FIRSTPLUS
              ------------
Financial Group, Inc. in connection with the private placement by FIRSTPLUS Investment Corporation, its wholly owned subsidiary, of $150,000,000 8.50% Senior Residual Asset Backed Notes issued by FIRSTPLUS Residual Trust 1998-A, is being filed herewith pursuant to paragraph (d) of Rule 135c of the 1933
Act:

                                                                PRESS RELEASE

                         CONTACT:  Daniel T. Phillips, Chairman/CEO
                                   Eric C. Green, President
                                   William P. Benac, CFO
                                   FIRSTPLUS Financial Group, Inc.
                                   (214) 599-6300
FOR IMMEDIATE RELEASE
---------------------
                                   Michele Katz, Ian Hirsch
                                   Press: Brian Maddox, Estelle Bieber
                                   Morgan-Walke Associates
                                   (212) 850-5600



         FIRSTPLUS COMPLETES FIRST INDUSTRY HLTV NET INTEREST MARGIN
         -----------------------------------------------------------
                                SECURITIZATION
                                --------------

DALLAS, TEXAS, April 28, 1998 - FIRSTPLUS Financial Group, Inc. (NYSE: FP) today announced it had privately placed $150 million of bonds secured by interest only strips ("I/O Strips"), and a limited portion of servicing fees to be earned, from its 1996-4, 1997-1, 1997-2, 1997-3 and 1997-4 High LTV securitizations. William Benac, the Company's CFO, commented, "This financing is a first for the HLTV home equity industry in securitizing I/O strips and thereby enabling FIRSTPLUS to raise investor funds from its I/O residuals." These bonds carry an 8.5% coupon and were sold at 99.55% of par for a bond equivalent yield of approximately 8.87%. FIRSTPLUS will assign portions of the I/O Strips to a bankruptcy remote entity. In accordance with SFAS No. 125, FIRSTPLUS will account for this transaction as a financing and will report no gain as a result of it.

The securities offered have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

FIRSTPLUS Financial Group, Inc. is a diversified consumer finance company that, through its subsidiaries, originates, purchases, services, securitizes and sells consumer finance receivables. FIRSTPLUS, headquartered in Dallas, Texas, has regional offices in Denver, Colorado; Holly Springs, Mississippi; Greenville, South Carolina; Columbus, Ohio; Columbia, South Carolina; Mission Viejo, California; Salt Lake City, Utah; Tustin, California and a network of origination branches nationwide. FIRSTPLUS also operates an industrial bank out of Tustin, California.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRSTPLUS Investment Corporation



                              By:
                                  -----------------------------------------
                                   Name:  Lee F. Reddin
                                   Title:  Vice President


Dated:  May 1, 1998